Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Cereplast, Inc. (the “Company”) on Form 10-Q for the three months ended September 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Okada, Senior Vice President, Chief Financial Officer and Principal Financial and Accounting Officer, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2013	By:	/s/ Michael Okada
Michael Okada
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)